EXHIBIT 10.19

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, CA 92660
Attn: V.P. Closing

Real Estate Division
Loan No. 209900201

Space Above This Line for Recorder’s Use

SUBORDINATION, NON-DISTURBANCE,
AND ATTORNMENT AGREEMENT

THIS SUBORDINATION, NON-DISTURBANCE, AND ATTORNMENT AGREEMENT (this “Agreement”) is made as of October 23, 2009, by and among PACIFIC LIFE INSURANCE COMPANY, a Nebraska corporation (together with its successors and assigns, “Lender”), SENOMYX, INC., a Delaware corporation (“Tenant”), and ARE-NEXUS CENTRE II, LLC, a Delaware limited liability company (“Landlord”).

RECITALS

A.                                   Landlord is the owner of those certain premises commonly known as 4767 Nexus Centre Drive, in San Diego County, California, more particularly described in Exhibit A attached hereto (the “Real Estate”);

B.                                     Landlord has requested that Lender make a loan (the “Loan”) to Landlord and to ARE-Virginia No.3, LLC, a Delaware limited liability company, ARE-SD Region No. 21, LLC, a Delaware limited liability company, ARE-1201/1208 Eastlake Avenue, LLC, a Delaware limited liability company, ARE-1208 Eastlake Avenue, LLC, a Delaware limited liability company, and ARE-SD Region No. 27, LLC, a Delaware limited liability company (each, a “Loan Party” and collectively, the “Loan Parties”), pursuant to a Loan Agreement, by and among Landlord, the other Loan Parties and Lender (“Loan Agreement”), which Loan is to be evidenced by a Secured Promissory Note (the “Note”), by the Loan Parties in favor of Lender;

C.                                     Pursuant to the Loan Agreement, the obligations of the Loan Parties under the Note are to be secured by, among other things, a mortgage, deed of trust or other security instrument (the “Security Instrument”) to be recorded in the Official Records of San Diego County, California;

D.                                    The Security Instrument will constitute a first lien upon, among other things, the Real Estate and the current and future improvements (the “Improvements”) situated thereon (collectively, the “Property”); and

E.                                      Under the terms of that certain Lease Agreement (the “Lease”), dated January 12, 2006, Landlord leased to Tenant a portion of the Real Estate and the Improvements, as more particularly described in the Lease.

NOW THEREFORE, to confirm the legal effect of the Security Instrument and the Lease and, in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENTS

1.                                       Subordination.

(a)                                  The Lease and the leasehold estate created by the Lease and all of Tenant’s rights under the Lease are and at all times shall be subordinate to the lien and charge of the Security Instrument and all terms and conditions contained therein, and to all substitutions, renewals, modifications and amendments thereto (including, without limitation, any of the foregoing which increase the indebtedness secured thereby), subject to the terms and conditions set forth in this Agreement.

(b)                                 Notwithstanding anything to the contrary contained herein or in the Lease, Tenant acknowledges and agrees that Lender has a claim superior to Tenant’s claim for insurance proceeds, if any, received with respect to the Improvements or the Property, to the extent payable to Landlord or Lender, and excluding insurance proceeds (i) payable solely to Tenant, including, without limitation, for Tenant’s personal property pursuant to the terms of the Lease, and (ii) required to satisfy Landlord’s restoration obligations under the Lease..  In the event of foreclosure of the Security Instrument (by judicial process, power of sale or otherwise) or conveyance in lieu of foreclosure, which foreclosure, power of sale or conveyance occurs prior to the expiration date of the Lease, including any extensions or renewals of the Lease now provided thereunder which may be exercised by Tenant, Lender agrees that if the conditions for using insurance proceeds for rebuilding or restoring the Improvements, as set forth in the Lease have been satisfied, then Lender shall permit the use of insurance proceeds for rebuilding or restoration of the Improvements as contemplated in the preceding sentence, as set forth in the Lease.  Any excess insurance proceeds payable to Landlord or Lender remaining after such application and use shall be retained by Lender.

2.                                       Non-Disturbance.  In the event of foreclosure of the Security Instrument (by judicial process, power of sale or otherwise) or conveyance in lieu of foreclosure, which foreclosure, power of sale, or conveyance occurs prior to the expiration date of the Lease, including any extensions and renewals of the Lease now provided thereunder which may be exercised by Tenant, and so long as Tenant is not in default under any of the terms, covenants and conditions of the Lease beyond any applicable grace or cure period, Lender agrees that Lender shall take no action that disturbs Tenant in its quiet and peaceful possession of the premises demised under the Lease, nor any of Tenant’s other rights under the Lease, subject only to the terms and conditions of the Lease, as modified by this Agreement.  Lender and Tenant understand and agree that the covenant of quiet and peaceful possession of the premises demised under the Lease set forth in this Section 2 is intended to be binding on any purchaser

(“Purchaser”) at a foreclosure of the Security Instrument, by judicial process, power of sale or otherwise; provided, however, Lender shall have no liability for any acts or omissions of any such Purchaser, for violating such covenant or otherwise, unless Lender is such Purchaser.

3.                                       Attornment.  In the event of foreclosure of the Lease now provided thereunder, it is agreed that notwithstanding the subordination of the Lease provided for herein, Tenant shall attorn to Lender or Purchaser and recognize Lender or Purchaser as Tenant’s landlord under the Lease, and so long as Tenant is in possession of the premises demised under the Lease and is not in default under any of the terms, covenants and conditions of the Lease beyond any applicable grace or cure period, Lender or Purchaser shall recognize and accept Tenant as its tenant thereunder, whereupon the Lease shall continue, without further agreement (but with prior notice to Tenant of the identity and notice information of the new Landlord, which notice shall be binding on the prior Landlord without Tenant having the obligation to verify the accuracy of such notice), in full force and effect as a direct lease between Lender or Purchaser and Tenant for the remaining term thereof, together with all extensions and renewals now provided thereunder, upon the same terms, covenants and conditions as therein provided, subject to the provisions contained in Section 4 and Section 8 below, and Tenant shall thereafter make all rent payments directly to either Lender or Purchaser, as the case may be, subject to the limitations and other provisions contained in Section 4 and Section 8 below.  Landlord hereby agrees that such payments shall satisfy Tenant’s rent obligations to the extent of such payments made to Lender.  Landlord hereby irrevocably authorizes and directs Tenant to make the foregoing payments to Lender upon such notice and demand without the need to inquire of Landlord as to the validity of such notice or any contrary notice or direction from Landlord, and hereby releases and discharges Tenant of and from all liability to Landlord on account of any such payments.  Such attornment as provided herein shall be self-operative without further aid or execution of further instruments by parties to this Agreement, immediately upon Lender or Purchaser succeeding to the interest of Landlord under the Lease.

4.                                       Limitation of Liability.  Notwithstanding anything to the contrary contained herein or in the Lease, in the event of foreclosure of or other execution on the Security Instrument (by judicial process, power of sale or otherwise) or conveyance in lieu of foreclosure, which foreclosure, power of sale or conveyance occurs prior to the expiration date of the Lease, including any extensions and renewals of the Lease now provided thereunder, the liability of Lender or Purchaser, as the case may be, shall be limited as set forth below in Section 8; provided, however, Lender or Purchaser, as the case may be, also shall not:

(a)                                  be liable to Tenant for any act, omission or default on the part of the original Landlord or any other prior landlord under the Lease, and Tenant shall have no right to assert the same or any damages arising therefrom as (i) a claim, defense or deficiency against Lender, Purchaser, or the successors or assigns of any of them, or (ii) an offset against Lender, Purchaser or the successors or assigns of any of them; except to the extent that (x) such obligations arise after such acquisition of title, or (y) if such obligations arose prior to such acquisition of title and continue after such acquisition of title, Lender received written notice from Tenant of such obligations prior to such acquisition of title, which notice indicated in reasonable detail the nature of the obligations, and Lender had an opportunity to cure such default in accordance with Section 31 of the Lease;

(b)                                 be liable to Tenant for the return of any deposit, rental security or any other sums deposited with the original Landlord or any other landlord under the Lease and not delivered to Lender or the Purchaser, as the case may be; provided that Lender or such Purchaser shall be liable to Tenant under the terms of the Lease to the extent of any such deposit or rental security that is actually received by such Lender or Purchaser from Tenant that is free and clear of any interest of Landlord or any other landlord under the Lease;

(c)                                  be bound by any cancellation, surrender, amendment, waiver of rights or modification of the Lease subsequent to the date of the Tenant Estoppel Certificate dated October 21, 2009 not consented to in writing by Lender (unless such consent is not required pursuant to the Loan Agreement or Security Instrument), or unless the result of a termination arising under the terms of the Lease);

(d)                                 be bound by or subject to any defense or offset on the part of Tenant for any payment of rent more than thirty (30) days in advance of the date due under the terms of the Lease, unless Lender shall have actually received such rent or Lender has consented to such advance payment in writing, which consent Lender may grant or withhold in its sole and absolute discretion;

(e)                                  be liable to Tenant for completing Landlord’s Work under the Lease or for any unpaid tenant improvement allowance under the Lease; or

(f)                                    be bound by any purchase option or right of first refusal to purchase the premises granted to Tenant under the Lease.

5.                                       Further Documents.  Except as expressly provided for herein, the foregoing provisions shall be self-operative and effective without the execution of any further instruments on the part of any party hereto.  Tenant agrees, however, to execute and deliver to Lender or to any person to whom Tenant agrees to attorn pursuant hereto such other instruments as Lender or such person shall reasonably request in order to confirm said attornment.

6.                                       Notice and Cure.  Tenant agrees that if there occurs a default by Landlord under the Lease:

(a)                                  A copy of each notice given to Landlord pursuant to the Lease shall also be given to Lender, and no such notice shall be effective for any purpose under the Lease unless so given to Lender; and

(b)                                 Lender shall have all rights of a mortgagee to notice and cure periods as set forth in Section 31 of the Lease.

7.                                       Notices.  All notices, demands and requests given or required to be given hereunder shall be in writing and shall be deemed to have been properly given when personally served or if sent by U.S. registered or certified mail, postage prepaid, or by recognized overnight delivery service, addressed as follows when received:

Lender:                                                        Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, California 92660
Attn: Vice President Portfolio Management
Real Estate Division

Tenant:                                                       Senomyx, Inc.
4767 Nexus Centre Drive
San Diego, California 92121
Attn:  President, with copy to General Counsel

Landlord:                                             ARE-Nexus Centre II, LLC
385 East Colorado Boulevard, Suite 299
Pasadena, California 91101
Attn: Corporate Secretary

8.                                       Limitation of Personal Liability.  Notwithstanding anything to the contrary herein or in the Lease, if Lender or any Purchaser acquires title to the Property, Lender or Purchaser shall have no obligation, nor incur any liability, beyond the interest, if any, of Lender or Purchaser in the Property (including any proceeds from the operation or lease thereof, or any sale or condemnation, and any insurance proceeds payable in respect of Lender’s or Purchaser’s, as the case may be, interest in the Property or in connection with any such loss) and upon any subsequent sale or transfer of the Property by Lender or any Purchaser, Lender and such Purchaser shall be released from any and all further duties, liabilities or obligations to Tenant, its successors or assigns arising or accruing under the Lease from and after the date of such sale or transfer.  By executing this Agreement, Landlord specifically acknowledges and agrees that nothing contained in this Section 8 shall impair, limit, affect, lessen, abrogate or otherwise modify the obligations of Landlord to Tenant under the Lease.

9.                                       Binding Effect.  The terms, covenants and conditions hereof shall inure to the benefit of and be binding upon the parties hereto, and their respective heirs, executors, administrators, successors and assigns.

10.                                 Modification.  This Agreement may not be modified orally or in a manner other than by an agreement signed by the parties hereto or their respective successors in interest.

11.                                 Choice of Law.  This Agreement shall be governed by the internal law (and not the law of conflicts) of the State in which the Property is located.

12.                                 Counterparts.  This Agreement may be executed in two or more counterparts which, when taken together, shall constitute one and the same original.

13.                                 Definitions.  As used herein, the following capitalized terms shall have the following meanings:

(a)                                  “Affiliate” means, with respect to any specified Person, any other Person Controlling or Controlled by or under common Control with such specified Person.

(b)                                 “Control” means, as to any Person, the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of a majority of voting rights or other beneficial interest, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative to the foregoing.

(c)                                  “Person” means any individual, corporation, limited liability company, partnership, joint venture, estate, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

[Remainder of Page Intentionally Left Blank.]

WITNESS the due execution of this instrument by the parties hereto the day and year first above written.

LENDER:

By:	PACIFIC LIFE INSURANCE COMPANY,
a Nebraska corporation

	By:	/s/ Jennifer L. Portnoff
	Name:	Jennifer L. Portnoff
	Title:	Vice President

	By:	/s/ John Waldeck
	Name:	John Waldeck
	Title:	Assistant Secretary

[Signatures continue on the following page]

TENANT:

Senomyx, Inc.,
a Delaware corporation

By:	/s/ David B. Berger
Name:	David B. Berger
Its:	VP & General Counsel

[Signatures continue on the following page]

LANDLORD:

ARE-NEXUS CENTRE II, LLC,
a Delaware limited liability company

By:	Alexandria Real Estate Equities, L.P.,
a Delaware limited partnership,
its Sole Member

	By:	ARE-QRS Corp.,
a Maryland corporation,
its General Partner

		By:	/s/ Eric S. Johnson
		Name:	Eric S. Johnson
		Title:	Vice President, Real Estate Legal Affairs

STATE OF CALIFORNIA	)
) SS
COUNTY OF Orange	)

On October 23, 2009, before me, Tracey Bouknight, Notary Public, personally appeared Jennifer L. Portnoff and John Waldeck who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

Witness my hand and official seal.

/s/ Tracey Bouknight	[Seal]
(Signature)

STATE OF CALIFORNIA	)
) SS
COUNTY OF San Diego	)

On October 27, 2009, before me, Sherry Dollins, Notary Public, personally appeared David Berger who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

Witness my hand and official seal.

/s/ Sherry Dollins	[Seal]
(Signature)

STATE OF CALIFORNIA	)
) SS
COUNTY OF Los Angeles	)

On October 27, 2009, before me, Charles L. Murphy, Notary Public, personally appeared Eric S. Johnson who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

Witness my hand and official seal.

/s/ Charles L. Murphy	[Seal]
(Signature)

EXHIBIT A

Description Of Real Estate

LEGAL DESCRIPTION

PARCEL A:

PARCEL 2 OF PARCEL MAP 17892, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY ON AUGUST 6,1997.

PARCEL B:

A NON-EXCLUSIVE EASEMENT FOR ACCESS AND PARKING OVER, UPON AND ACROSS THOSE PORTIONS OF PARCEL 1 OF SAID PARCEL MAP NO. 17892 SET FORTH IN DECLARATION OF RECIPROCAL EASEMENTS RECORDED MARCH 27, 1998 AS FILE NO. 1998-0168547 OF OFFICIAL RECORDS.

APN: 345-012-15

END OF LEGAL DESCRIPTION